Exhibit 10.21

AMENDMENT NO. 1 TO THE LICENSE AGREEMENT

BETWEEN COLUMBIA SUTROVAX, INC. AND THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR UCSD CASE NO. SD2012-011

This first amendment to the License Agreement ("Amendment No. 1") is made by and between Sutrovax, Inc., having an address at 353 Hatch Drive, Foster City, California 94404 ("LICENSEE") and The Regents of the University of California, a California corporation having its administrative offices at 1111 Franklin Street, Oakland, California 94607 ("UNIVERSITY"), as represented by its San Diego campus having an address at University of California San Diego, Office of Innovation and Commercialization, Mail Code 0910, 9500 Gilman Drive, La Jolla, California 92093.

The Amendment is effective as of the date of the last signature below ("Amendment No. 1 Effective Date").

Whereas LICENSEE entered into a license agreement ("License Agreement") with the UNIVERSITY effective February 4, 2019 (UC Control Number 2019-03-0329) wherein LICENSEE was granted certain rights;

WHEREAS, LICENSEE and UNIVERSITY now desire to make certain changes to the Agreement as specified below.

NOW THEREFORE, in consideration of the covenants and conditions contained herein, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS

The following definition shall be added:

1.14 "Third Party Contractors" means third parties who agree, in writing, to be bound by the terms and conditions at least as restrictive as this Agreement for the purpose of performing work under fee-for-service arrangement on behalf of LICENSEE within the Field and during the Tern.

Unless otherwise defined under this Amendment No. 1, capitalized terms shall have the meaning assigned to them in the License Agreement. Except as expressly and unambiguously stated herein, no other changes are made to the License Agreement. All other terms and conditions of the License Agreement shall remain in full force and effect. The License Agreement, and this Amendment No. 1 constitute the entire understanding of the parties with respect to the subject matter hereof and supersede any prior understanding, oral or written, between the parties with respect thereto, The Agreement and these Amendments shall be governed in all respects by the laws of the State of California without regard to its conflict of laws provisions.

The parties agree that this Amendment No. 1 may be executed in one (1) or more counterparts, each of which shall together shall constitute but one and the same instrument. For purposes of executing this Amendment No. 1, a facsimile (including a PDF image delivered via email) copy of this Amendment No. 1, including the signature pages, will be deemed an original.

SUTROVAX, INC:		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	/s/ Grant E. Pickering	By:	/s/ David Gibbons
Name:	Grant E. Pickering	Name:	David Gibbons
Title:	President and CEO	Title:	Associate Director
Date:	August 16, 2019	Date:	August 16, 2019